FIRST AMENDED AND RESTATED

                                COMPANY AGREEMENT

                                       OF

                              HPG ACQUISITION, LLC

                                TABLE OF CONTENTS

ARTICLE I THE COMPANY GENERALLY..................................................................................1
Section 1.1     Formation........................................................................................1
Section 1.2     Name.............................................................................................1
Section 1.3     Duration.........................................................................................1
Section 1.4     Purpose..........................................................................................1
Section 1.5     Principal Place of Business......................................................................1
Section 1.6     Registered Office and Registered Agent...........................................................2
Section 1.7     Company Property.................................................................................2
Section 1.8     Merger and Conversion............................................................................2
Section 1.9     Definitions and Construction.....................................................................2

ARTICLE II MEMBERS AND INTERESTS.................................................................................4
Section 2.1     Initial Members..................................................................................4
Section 2.2     New Members .....................................................................................4
Section 2.3     Admission of Additional Members..................................................................4

ARTICLE III FINANCE, ALLOCATIONS AND DISTRIBUTIONS...............................................................4
Section 3.1     Capital Accounts ................................................................................4
Section 3.2     Interest.........................................................................................5
Section 3.3     No Withdrawal....................................................................................5
Section 3.4     Loans from Members...............................................................................5
Section 3.5     Member Negative Capital Account Balances.........................................................5
Section 3.6     Allocations of Net Income or Net Loss for Capital Account Purposes...............................5
Section 3.7     Allocations for Tax Purposes.....................................................................7
Section 3.8     Distributions....................................................................................8
Section 3.9     Capital Contributions............................................................................8
Section 3.10    Additional Capital Contributions.................................................................8
Section 3.11    Tax Matters......................................................................................9

ARTICLE IV CONDUCT OF COMPANY AFFAIRS............................................................................9
Section 4.1     Managing Member..................................................................................9
Section 4.2     Members Generally................................................................................11
Section 4.3     Compensation of Members and Affiliates...........................................................11
Section 4.4     Good Faith Actions...............................................................................11
Section 4.5     Indemnification..................................................................................12
Section 4.6     Meetings of Members..............................................................................12
Section 4.7     Limitations......................................................................................14
Section 4.8     Officers.........................................................................................14

ARTICLE V BOOKS AND RECORDS......................................................................................16
Section 5.1     Books and Records................................................................................16
Section 5.2     Access by Members................................................................................16

ARTICLE VI TRANSFERS OF INTERESTS................................................................................16
Section 6.1     Permitted Transfers of Company Interest..........................................................16
Section 6.2     Option to Purchase Company Interest..............................................................16
Section 6.3     Other Disposition................................................................................17
Section 6.4     Drag-Along Rights................................................................................18
Section 6.5     Bankruptcy of Member.............................................................................19

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
Section 6.6     Void Assignments.................................................................................19

ARTICLE VII WINDING UP...........................................................................................19
Section 7.1     Events Requiring Winding Up......................................................................19
Section 7.2     Winding Up Affairs and Distribution of Assets....................................................19
Section 7.3     Termination......................................................................................20

ARTICLE VIII MISCELLANEOUS.......................................................................................20
Section 8.1     Notices..........................................................................................20
Section 8.2     Entire Agreement.................................................................................20
Section 8.3     Amendments.......................................................................................20
Section 8.4     Waivers..........................................................................................20
Section 8.5     Severability.....................................................................................20
Section 8.6     Further Assurances...............................................................................21
Section 8.7     Governing Law....................................................................................21
Section 8.8     Power of Attorney................................................................................21
Section 8.9     Successors and Assigns...........................................................................21
Section 8.10    Counterparts.....................................................................................21

EXHIBITS A and A-1  PERCENTAGES AND CAPITAL CONTRIBUTIONS OF MEMBERS

EXHIBIT B  DESCRIPTION OF CONTRIBUTED ASSETS

                           FIRST AMENDED AND RESTATED
                                COMPANY AGREEMENT
                                       OF
                              HPG ACQUISITION, LLC

     THESE MEMBERSHIP INTERESTS HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE IN RELIANCE UPON AN EXEMPTION THEREFROM. THESE SECURITIES HAVE NOT BEEN APPROVED BY THE SECURITIES REGULATORY AUTHORITY OF ANY STATE. THE SALE OR OTHER DISPOSTION OF THE MEMBERSHIP INTERESTS IS RESTRICTED, AS SET FORTH IN THIS COMPANY AGREEMENT, AND THE EFFECTIVENESS OF ANY SUCH SALE OR OTHER DISPOSITION MAY BE CONDITIONED UPON RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH SALE OR OTHER DISPOSITION CAN BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND OTHER APPLICABLE STATE STATUTES. BY ACQUIRING THE MEMBERSHIP INTERESTS REPRESENTED BY THIS COMPANY AGREEMENT, THE MEMBERS REPRESENT THAT, EXCEPT AS PROVIDED IN THIS COMPANY AGREEMENT, THEY WILL NOT SELL OR OTHERWISE DISPOSE OF THE MEMBERSHIP INTERESTS WITHOUT REGISTRATION OR OTHER COMPLIANCE WITH THE AFORESAID STATUTES AND THE RULES AND REGULATIONS THEREUNDER.

     This FIRST AMENDED AND RESTATED COMPANY AGREEMENT (this "Agreement," as it may be amended from time to time as provided below) is made and entered into as of March __, 2007, but effective for all purposes as of March 1, 2007, by and among the Initial Members and the New Members (as defined below).

                                    ARTICLE I
                              THE COMPANY GENERALLY

     Section 1.1 Formation. HPG Acquisition, LLC was formed as a limited liability company (the "Company") under and pursuant to the TLLCL and other relevant laws of the State of Texas by the filing of a certificate of formation (the "Certificate of Formation") with the State of Texas on March 9, 2007. The Company merged with Hampshire Plaza Garage, LLC, which was formed as a limited liability company under and pursuant to the New Hampshire Limited Liability Code by filing a certificate of formation on November 19, 2003. The Company was the surviving entity following the merger.

     Section 1.2 Name.  The name of the  Company is HPG  Acquisition,  LLC.  The
Company shall conduct business under that name or such other names complying with applicable law as the Managing Member may determine from time to time.

     Section 1.3 Duration. The Company commenced on the first proper filing of the Certificate of Formation for the Company and shall continue until its business and affairs are would up as provided in Article VII.

     Section 1.4 Purpose. The purpose of the Company shall be to manage and operate real property interests in Midland, Texas, and to engage in any other lawful business or activity necessary or convenient in pursuit of the foregoing purposes.

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     Section 1.5 Principal Place of Business.  The Company's  principal place of business shall be at such place or places as the Managing Member may determine from time to time.

     Section 1.6 Registered Office and Registered Agent. The registered office of the Company in the State of Texas shall be 303 W. Wall, Suite 1700, Midland, Texas 79701, and the name of the Company's registered agent at that address shall be Jon M. Morgan. The Managing Member may change the registered office and the registered agent of the Company from time to time. The Managing Member may cause the Company to qualify to do business as a limited liability company (or other entity in which the Members have limited liability) in any other jurisdiction and to designate any registered office or registered agent in any such jurisdiction.

     Section 1.7 Company Property. All real and personal property owned by the Company shall be deemed owned by the Company as an entity and held in its name. No Member shall have any ownership interest in any such property.

     Section 1.8 Merger and Conversion. The Company may merge with, or convert into, another entity only in accordance with a plan of merger or conversion approved by the Required Members.

     Section 1.9 Definitions and Construction.

     (a) As used in this Agreement, the following terms have the following meanings:

     "Additional Contributions" has the meaning specified in Section 3.2.

     "Agreement"  has  the  meaning   specified  in  the  introduction  to  this
     Agreement.

     "Book-Tax Disparities" means the disparities between the financial records prepared in accordance with generally accepted accounting principles and the financial records prepared in accordance with federal income tax requirements.

     "Capital Account" has the meaning specified in Section 3.3.

     "Certificate of Formation" has the meaning specified in Section 1.1.

     "Claim" has the meaning specified in Section 4.5.

     "Company" has the meaning specified in Section 1.1.

     "Covered Person" has the meaning specified in Section 4.5.

     "Deceased Member" has the meaning specified in Section 6.4(a).

     "Dispose" has the meaning specified in Section 6.3(a).

     "Divorced Member" has the meaning specified in Section 6.4(a).

     "Electing Members" has the meaning specified in Section 6.5(b).

     "Election Notice" has the meaning specified in Section 6.5(b).

     "Election Period" has the meaning specified in Section 6.5(c).

     "Initial Member" has the meaning specified in Section 2.1.

     "Interest" means, with respect to any Member at any time, that Member's entire beneficial ownership interest in the Company at such time, including that Member's Capital Account, voting rights, and right to share in profits, losses, cash distributions and all other benefits of the Company as specified in this Agreement, together with that Member's obligations to comply with all of the terms of this Agreement.

     "IRC" means the Internal Revenue Code of 1986, as amended.

     "Liquidating Agent" has the meaning specified in Section 7.2(a).

     "Managing Member" means Jon Morgan or such other Member appointed as Managing Member as provided in this Agreement, but excludes any such Person that has ceased to be the Managing Member or a Member as provided in this Agreement.

     "Member" means any Person admitted to the Company as a member as provided in this Agreement but excludes any such Person that has ceased to be a member as provided in this Agreement.

     "New Members" has the meaning specified in Section 2.2.

     "Net Loss" has the meaning specified in Section 3.6.

     "Net Income" has the meaning specified in Section 3.6.

     "Offer" has the meaning specified in Section 6.5(a).

     "Offered Membership Interest" has the meaning specified in Section 6.3(a).

     "Percentage" for any Member means the Percentage established for that Member in accordance with this Agreement.

     "Person" means any individual, corporation, partnership, limited liability company, business trust or other entity, government or governmental agency or instrumentality.

     "Purchase Event" has the meaning specified in Section 6.4(a).

     "Receiving Members" has the meaning specified in Section 6.5(a).

     "Rejecting Member" has the meaning specified in Section 6.5(c).

     "Required Members" means Members owning at least fifty-one percent of the Percentages of all Members.

     "TLLCL" means the Texas Limited Liability Company Law, part of the Texas Business Organizations Code.

     "Transferring Member" has the meaning specified in Section 6.3(a).

     "Voluntary Transfer Notice" has the meaning specified in Section 6.3(a).

     (b) In this Agreement:

          (i) Terms defined in the singular have the corresponding meaning in the plural and vice versa.

          (ii) Reference to one gender includes the others.

          (iii) The word "include" and its derivatives means "include without limitation."

          (iv) References to Articles, Sections and Exhibits are to the specified Articles and Sections of, and Exhibits to, this Agreement unless the context otherwise requires. Each Exhibit to this Agreement is made a part of this Agreement for all purposes.

          (v)  References to statutes or  regulations  are to those  statutes or
               regulations  as  currently   amended  and  to  the  corresponding
               provisions as they may be amended or superseded in the future.

                                   ARTICLE II
                              MEMBERS AND INTERESTS

     Section 2.1 Initial Members. At the time of the formation of the Company, Millard V. Oakley and Universal Guaranty Life Insurance Company were the only Members of the Company (each an "Initial Member" and collectively "Initial Members"). At the time of the formation, the Initial Members' Percentages were as follows: (i) Millard V. Oakley - 33.3333%, and d (ii) Universal Guaranty Life Insurance Company - 66.6667%. The Initial Members' Percentages following the admission of the New Members is set forth on Exhibit A.

     Section 2.2 New Members. Effective as of March 1, 2007, the following persons were admitted as additional Members of the Company: AMEN PROPERTIES, INC., a Delaware corporation, DALE A. BROWN, CARY D. BROWN, MCGRAW BROTHERS INVESTMENTS, a Texas general partnership, KYLE STALLINGS, JOHN NORWOOD, JON MORGAN, HERMAN C. WALKER, III, ERIC D. BOYT PENSION PLAN and S.E.S. INVESTMENTS, LTD., a Texas limited partnership (collectively the "New Members"). The New Members' Percentages following their admission is set forth on Exhibit A.

     Section 2.3 Admission of Additional Members. Upon prior approval by the Required Members, the Managing Member may cause the Company to issue additional Interests and may admit additional Persons to the Company as members on such terms as the Required Members shall determine, if but only if each such new Member agrees in writing to be bound by the provisions of this Agreement as a Member and notifies the other Members of its address for notices under this Agreement. In the event the Company issues additional Interests or admits additional Persons to the Company as members, the Percentages of the Members shall be adjusted as appropriate to account for the additional Interests issued or members admitted.

                                   ARTICLE III
                     FINANCE, ALLOCATIONS AND DISTRIBUTIONS

     Section 3.1 Capital Accounts.

     (a) The Company shall establish and maintain for each Member a separate Capital Account. Such Capital Account shall be increased by (i) the cash amount or Net Agreed Value of all Capital Contributions made by such Member and (ii) all items of Net Income and other items of income and gain (including income and gain exempt from tax) computed as provided herein and allocated to such Member pursuant to Section 3.6 hereof. Such Capital Account shall be decreased by (x) the cash amount or Net Agreed Value of all distributions of cash or property made to such Member pursuant to this Agreement and (y) all items of Net Loss and other items of loss and deduction computed as provided herein and allocated to such Member pursuant to Section 3.6 hereof. For purposes of computing the amount of any item of income, gain, deduction or loss to be reflected in the Members' Capital Accounts, the determination, recognition and classification of any such item shall be the same as its determination, recognition and classification for federal income tax purposes (including any method of depreciation, cost recovery or amortization used for this purpose) subject to such adjustments or other methodologies as may be permitted or required by the Allocation Regulations. The Capital Accounts of the Members shall be maintained and adjusted in accordance with and as provided in the Allocation Regulations as interpreted and applied in the discretion of the Managing Member.

     (b) In accordance with Treasury Regulation Section 1.704-1(b)(2)(iv)(f), on an issuance of additional Company Interests, the Capital Accounts of all existing Members and the Carrying Value of each Company property immediately prior to such issuance shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Company property, as if such Unrealized Gain or Unrealized Loss had been recognized on an actual sale of each such property immediately prior to such issuance and had been allocated to the Members at such time pursuant to Section 3.6.

     Section 3.2 Interest. No interest shall be paid by the Company on Capital Contributions or on balances in Capital Accounts.

     Section 3.3 No Withdrawal. No Member shall be entitled to withdraw any part of his Capital Contribution or his Capital Account or to receive any distribution from the Company, except as specifically provided in Section 3.8 hereof.

     Section 3.4 Loans from Members. Loans from a Member to the Company shall not be considered Capital Contributions. The Managing Member may make advances to provide working capital to the Company as the Managing Member shall deem necessary for the operation of the Company's business. The Managing Member shall not be obligated, however, to make any such advances. Such advances shall be considered loans to the Company and shall bear interest at market rates as determined in the sole discretion of the Managing Member.

     Section 3.5 Member Negative Capital Account Balances. A negative Capital Account balance of a Member shall not be considered an asset of the Company at any time, and no Member having a negative Capital Account balance shall be obligated to restore such negative Capital Account balance.

     Section 3.6 Allocation of Net Income or Net Loss for Capital Account Purposes. For purposes of maintaining the Capital Accounts and in determining the rights of the Members among themselves, Net Income or Net Loss, and all other items of income, gain, loss and deduction, for any taxable year (or portion thereof) shall be allocated among the Members as follows:

     (a) General Rule. For purposes of maintaining the Capital Accounts and in determining the rights of the Members among themselves, except as provided in
Section 3.6(b), Net Income or Net Loss for any taxable year (or portion thereof) shall be allocated among the Members as follows:

     (i) Net Income.

          (A) Net Income shall first be allocated to the Members, in the same proportions and in reverse order, until the aggregate amount of Net Income allocated to the Members pursuant to this Section 3.6(a)(i)(A) for the current taxable year and all previous taxable years is equal to the aggregate amount of Net Loss allocated to the Members pursuant to Section 3.6 (a)(ii)(B), Section 3.6(a)(ii)(C), and Section 3.6(a)(ii)(D) hereof;

          (B) then, all remaining Net Income, or, if there are no allocations pursuant to Section 3.6(a)(i)(A) hereof, all Net Income shall be allocated to the Members in accordance with their respective Percentage Interests.

     (ii) Net Loss.

          (A) Net Loss shall first be allocated to the Members, in the same proportions and in reverse order, until the aggregate amount ofNet Loss allocated to the Members pursuant to this Section 3.6(a)(ii)(A) for the current taxable year and all previous taxable years is equal to the aggregate amount of Net Income allocated to the Members pursuant to Section 3.6(a)(i)(B) hereof for all previous taxable years; provided that Net Loss shall not be allocated pursuant to this
          Section 3.6(a)(ii)(A) to the extent that such allocation would cause any Member to have (or to increase) an Adjusted Capital Account Deficit;

          (B) then, Net Loss shall be allocated to the Members in the ratio that the Members' aggregate Capital Contributions bear to each other, until the total amount of Net Loss allocated to each Member pursuant to this
          Section 3.6(a)(ii)(B) for the current taxable year and all previous taxable years is equal to, but not in excess of, the aggregate Capital Contributions of such Member; provided that Net Loss shall not be allocated pursuant to this Section 3.6(a)(ii)(B) to the extent that such allocation would cause any Member to have (or to increase) an Adjusted Capital Account Deficit;

          (C) then, Net Loss shall be allocated to the Members in accordance with their respective Percentage Interests; provided that Net Loss shall not be allocated pursuant to this Section 3.6(a)(ii)(C) to the extent that such allocation would cause any Member to have (or to increase) an Adjusted Capital Account Deficit; and

          (D) then, all remaining Net Loss shall be allocated to the Managing Member.

     (b) Mandatory Allocations. Prior to making any allocations provided above, the following mandatory allocations shall be made:

     (i) Qualified Income Offset. Except as provided in Section 3.6(b)(ii) hereof, in the event any Member unexpectedly receives any adjustments, allocations or distributions described in Treas. Reg.
     ss.ss.1.704-1(b)(2)(ii)(d)(4),          1.704-1(b)(2)(ii)(d)(5),         or
     1.7041(b)(2)(ii)(d)(6) which cause or increase an Adjusted Capital Account Deficit, items of Company income and gain shall be specially allocated to such Member in an amount and manner sufficient to eliminate, to the extent required by the Allocation Regulations, the Adjusted Capital Account Deficit created or increased by such adjustments, allocations or distributions as quickly as possible.

     (ii) Nonrecourse Debt Allocations. Notwithstanding any other provision of this Section 3.6, each Member shall be allocated items of Company income and gain in each taxable year as necessary, in the Managing Member's discretion, to comply with the Allocation Regulations relating to Company nonrecourse debt and Member nonrecourse debt.

     (iii) Gross Income Allocations. In the event any Member has an Adjusted Capital Account Deficit, such Member shall be specially allocated items of Company gross income and gain in the amount of such excess as quickly as possible.

     (iv) Curative Allocations. The special allocations set forth in Section 3.6(b)(i), (ii) and (iii) (the "Regulatory Allocations") are intended to comply with the Allocation Regulations. Notwithstanding any other provisions of this Section 3.6, the Regulatory Allocations shall be taken into account in allocating Net Income, Net Loss and other items of income, gain, loss and deduction among the Members such that, to the extent possible, the net amount of such allocations of Net Income, Net Loss and other items and the Regulatory Allocations to each Member shall be equal to the net amount that would have been allocated to each Member if the Regulatory Allocations had not occurred.

     (v) Code Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Section 734(b) or 743(b) of the Code is required, pursuant to the Allocation Regulations, to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such item of gain or loss shall be specially allocated to the Members in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to the Allocation Regulations.

     Section 3.7 Allocations for Tax Purposes.

     (a) For federal income tax purposes,  except as otherwise  provided in this
Section 3.7, each item of income, gain, loss, deduction and credit of the Company shall be allocated among the Members in the same manner as its corresponding item of "book" income, gain, loss or deduction has been allocated pursuant to Section 3.6 hereof.

     (b) In an attempt to eliminate Book-Tax Disparities attributable to any Adjusted Property or Contributed Property, items of income, gain, loss, depreciation and cost recovery deductions, attributable to an Adjusted Property or a Contributed Property (and not having a corresponding "book" item) shall be allocated among the Members in a manner consistent with the principles of
Section 704(c) of the Code (using the traditional method under Reg. 1.704-3(b)) to eliminate the Book-Tax Disparities attributable to such property. Any items of Residual Gain or Residual Loss attributable to an Adjusted Property or a Contributed Property shall be allocated among the Members in the same manner as their corresponding "book" items have been allocated under Section 3.6.

     (c) All items of income, gain, loss, deduction, credit and basis allocation recognized by the Company for federal income tax purposes and allocated to the Members in accordance with the provisions hereof shall be determined without regard to any election under Section 754 of the Code which may be made by the Company; provided, however, such allocations, once made, shall be adjusted as necessary to take into account those adjustments permitted by Sections 734 and 743 of the Code.

     (d) Any Recapture Income resulting from the sale or other taxable disposition of any Company assets shall be allocated, to the extent possible, after taking into account other required allocations of gain pursuant to this
Section 3.7, among the Members (or their successors in interest) in the same proportions and to the extent such Members have been allocated or have claimed any deductions directly or indirectly giving rise to the treatment of such gain as Recapture Income.

     (e) Each item of Company income, gain, loss, deduction and credit attributable to a transferred Company Interest shall be allocated between the transferor and the transferee in such manner as the Managing Member, in its sole discretion, determines may be required or permitted by Section 706 of the Code.

     Section 3.8 Distributions.

     (a) Except as described in Section 3.8(b) and Section 3.8(c), the Company shall make distributions of cash and other property to Members only at such time and in such amount as the Managing Member may determine in its sole discretion. Unless otherwise provided by Section 3.8(b) or 3.8(c) of this Section, all distributions shall be in accordance with the Members' Percentage Interests.

     (b) Subject to Section 3.8(c) and Article VII, to the extent that the Company has Available Cash, the Company shall make distributions to the Members within 90 days of the end of each taxable year in an amount equal to the Tax Liability Deficiency of each Member. Such distributions shall be made to the Members pro rata in accordance with their relative Tax Liability Deficiencies, if any, with respect to the Company Interest held by such Member until each Member has received distributions pursuant to this Section 3.8(b) equal to such Member's Tax Liability Deficiency.

     (c) Upon the dissolution and winding up of the Company, after making all allocations under this Article III, all assets and proceeds shall be distributed to the Members as provided in Section 7.2.

     Section 3.9 Capital Contributions.

     (a) On the commencement of the Company, each Initial Member made capital contributions to the Company, and the Percentages of the New Members are set forth on Exhibit A. Upon the execution of this Agreement, each New Member shall make a contribution to the Company in the amount set forth next to its name on Exhibit A.

     (b) Except as provided in Section 3.9 or 3.10(a), no Member shall have any obligations to make any contribution to the Company.

     Section 3.10  Additional  Capital  Contributions.  If the  Managing  Member
determines that additional amounts over and above the required capital contributions provided for in Section 3.9 are necessary to enable the Company to satisfy its obligations, the Managing Member may request that the Members contribute such additional amounts to the capital of the Company as necessary. If the Members so agree, such amounts (the "Additional Contributions") shall be contributed at the times and in the amounts specified by the Managing Member. In no event shall the Managing Member be obligated to call for such Additional Contributions, and in no event shall any Member be obligated to make any such Additional Contributions if requested by the Managing Member. If any Member declines to make an Additional Contribution as requested by the Managing Member, the Managing Member may contribute, or allow any other Member to contribute, cash to the Company as an Additional Contribution in an amount up to the difference between the total Additional Contributions requested from the Members under this Section 3.10 and the amount of Additional Contributions actually contributed by the Members. In such case, the Percentages of the Members shall be redetermined and adjusted on a proportionate basis, taking into account the amount of such Additional Contributions and the value of all Company assets immediately prior to such Additional Contributions. Each Member understands that any Member who declines to make an Additional Contribution requested by the Managing Member will have his Interest diluted.

     Section 3.11 Tax Matters.

     (a) The Members intend that the Company be treated as a partnership for federal income tax purposes and any similar provisions of state or local law.

     (b) The Managing Member shall be the "tax matters partner" for purposes of IRC ss.6231(a)(7). The tax matters partner shall cause to be prepared and shall sign all returns of the Company, make any election which is available to the Company, and monitor any governmental tax authority in any audit that the authority may conduct of the Company's books and records or other documents. Each Member shall take all actions required to cause the Managing Member to be (and continue as) the tax matters partner and, if requested by the tax matters partner, to otherwise authorize and appoint the tax matters partner as that party with the sole authority to handle all tax matters of the Company. Each Member agrees to execute, certify, deliver, file and record at appropriate public offices or deliver to the tax matters partner such documents as may be requested by the tax matters partner to facilitate the handling of any tax matter as the tax matters partner deems necessary.

     (c) After the end of each fiscal year of the Company, the Managing Member shall cause to be prepared and transmitted to each Member, as promptly as possible, and in any event by the end of the seventy-fifth (75th) day following the close of the fiscal year, a federal income tax Form K-1 and any required similar state and local income tax form for each Member.

                                   ARTICLE IV
                           CONDUCT OF COMPANY AFFAIRS

     Section 4.1 Managing Member.

     (a) Subject to the other provisions of this Agreement, the Managing Member shall have the right to, and shall be fully responsible for, the management and control over the business and internal affairs of the Company. The Managing Member shall make all decisions affecting the business of the Company, except to the extent that this Agreement requires the consent or approval of some or all other Members. The Members by vote of the Required Members may from time to time direct the Managing Member to undertake or terminate specified management activities as set forth in such directive. The Managing Member shall have all rights, powers and authority generally conferred by the laws of the state of New Hampshire on a manager of a limited liability company managed by a manager or as otherwise provided by law or necessary, advisable or consistent with accomplishing the purposes of the Company.

     (b) Without limiting the other provisions of Section 4.1, the Managing Member shall have the power:

          (i) to acquire, hold and dispose of property or any interest in it in the ordinary course of business of the Company;

          (ii) to protect and preserve the title to and the interest of the Company in all of its property and assets, real, personal and mixed;

          (iii) to employ from time to time, at the expense of the Company, consultants, accountants and attorneys;

          (iv) to pay all expenses incurred in the operation of the Company and all taxes, assessments, rents and other impositions applicable to the Company or any part thereof;

          (v) to sign deeds, notes, contracts and other instruments in the name and on behalf of the Company after approval by the Required Members;

          (vi) to make all filings with governmental authorities, including tax returns before the applicable due date and without interest or penalty; and

          (vii) to assume any and all overall duties imposed on a member of a limited liability company managed by its members by the laws of the state of New Hampshire.

     (c) Notwithstanding any other provision of this Agreement to the contrary, the Managing Member may do any of the following only with the prior written consent of all other Members or such other number of Members as may be specified:

          (i)  do any act in contravention of this Agreement;

          (ii) to cause this Company to enter into partnerships or become a member of other limited liability companies and to exercise the authority and to perform the duties required of the Company as such a partner or member;

          (iii) to borrow money on behalf of the Company and to encumber the Company assets or place title in the name of a nominee for purposes of obtaining financing;

          (iv) do any act that would make it impossible to carry on the ordinary business of the Company, except as otherwise provided in this Agreement;

          (v) knowingly do any act that would subject any Member to liability for the obligations of the Company in any jurisdiction;

          (vi) knowingly do any act that would cause the Company to be treated as an association taxable as, or otherwise taxed as, a corporation for federal income tax purposes unless at the time it already is so taxed;

          (vii) wind up the Company or authorize or agree to do so, other than in accordance with Article VII;

          (viii) consolidate or merge the Company with, or convert the Company into, another entity, other than in accordance with Section 1.8;

          (ix) sell, lease or otherwise dispose of all or substantially all of the assets of the Company, unless the Required Members consent in writing;

          (x)  amend this Agreement,  other than in accordance with Section 8.3;
               or

          (xi) admit an  Additional  Member  except  pursuant  to Section 2.3 or
               Section 6.1.

     (d) In all matters relating to the business and internal affairs of the Company, the Managing Member shall act in a manner that the Managing Member reasonably believes to be in the best interest of the Company and its Members.

     (e) The Managing Member may resign as Managing Member with thirty (30) days written notice to the Required Members. Members owning in the aggregate at least fifty-one percent (51%) of the Percentages by notice to the Managing Member, may remove the Managing Member as Managing Member if, but only if, in the notice the signing Members appoint a successor Managing Member in accordance with Section 4.1(e). The Managing Member shall continue as a Member following resignation or removal with the same Percentage as before resignation or removal. The Managing Member shall be entitled to vote his Interest on removal of the Managing Member even though the Managing Member may have a conflict of interest in casting such vote.

     (f) If at any time the Managing Member ceases to be a Member, or in connection with the resignation or removal of the Managing Member as provided in
Section 4.1(d), the Required Members, by notice to the other Members, may appoint a new Managing Member provided that new Managing Member agrees in writing to be bound by the provisions of this Agreement as the Managing Member and, if not already a Member, agrees in writing to be bound by the provisions of this Agreement as a Member and notifies the other Members of its address for notices under this Agreement. If the Person so appointed is not already a Member, it shall be admitted to the Company as a Member effective on the appointment and shall make such contribution to the Company and receive an Interest with such Percentage as the Members making the appointment may specify.

     Section 4.2 Members Generally. The Members (other than the Managing Member) shall have no authority to take part in the control, conduct or operation of the Company and shall have no right or authority to act for or bind the Company, including during the winding up of the Company. Other than as specifically provided in this Agreement, no Member (other than the Managing Member) shall have the right to vote upon any matter concerning the business and affairs of the Company.

     Section 4.3 Compensation of Members and Affiliates. No Member shall receive any compensation for its services to the Company, except (a) reimbursement to the Managing Member for costs and expenses reasonably incurred by it on behalf of the Company, and (b) compensation paid to Members and Affiliates of Members that are engaged on behalf of the Company to provide services or materials that are, in the reasonable judgment of the Managing Member, necessary or desirable for the Company. All payments to Members and Affiliates of any Member (including the Managing Member) engaged on behalf of the Company shall be on no better terms, compensation or remuneration to such Member or Affiliate than is common in the industry when negotiating at arms length with third parties for similar services to be rendered for the Company.

     Section 4.4 Good Faith Actions. No Member, or any of its officers, directors, shareholders, constituent partners, managers, members, trustees, representatives, agents or employees, shall be liable to the Company or to any of the other Members for any action taken (or any failure to act) by it in good faith on behalf of the Company and reasonably believed by it to be authorized or within the scope of its authority, unless that action (or the failure to act) constitutes fraud, gross negligence, bad faith or willful misconduct, and then only to the extent otherwise provided by law.

     Section 4.5 Indemnification. To the fullest extent permitted by law, the Company shall indemnify and hold harmless each Member, and its respective officers, directors, shareholders, managers, members, employees, agents, subsidiaries and assigns (each, a "Covered Person") from and against any and all losses, claims, demands, liabilities, expenses, judgments, fines, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative (each a "Claim"), in which the Covered Person may be involved, or threatened to be involved, as a party or otherwise, which relates to or arises out of the Company or its property, business or affairs; provided, however, that a Covered Person shall not be entitled to indemnification under this Section 4.5 with respect to (a) any Claim with respect to which the Covered Person has engaged in fraud, willful misconduct, bad faith or gross negligence or (b) any Claim initiated by a Covered Person unless that Claim (or part thereof) was brought to enforce that Covered Person's rights to indemnification under this Section 4.5. The Company shall pay in advance of the final disposition of any such Claim expenses incurred by a Covered Person in defending that Claim if, but only if, that Covered Person so requests and delivers to the Company of an undertaking by or on behalf of that Covered Person to repay amounts so advanced if it ultimately is determined that the Covered Person is not entitled indemnification under this
Section 4.5.

     Section 4.6 Meetings of Members.

     (a) The Managing Member may call meetings of Members at such times and places as the Managing Member may determine in its sole discretion. Special meetings of Members may also be called by the Managing Member upon the written request of the holders of at least ten percent (10%) of the Interests entitled to be voted at such meeting. Such request shall state the purpose or purposes of such meeting and the matters proposed to be acted on.

     (b) Written or printed notice stating the place, day and hour of any such meeting, and in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10), nor more than sixty (60), days before the date of such meeting as provided in Section 8.1, by or at the direction of the Managing Member, to each Member entitled to vote at the meeting, provided that such notice may be waived as provided in this Agreement.

     (c) All meetings of the Members shall be held at such time and place, within or without the State of Texas, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof. Members may participate in such meetings by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting as provided herein shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

     (d) The officer or agent having charge of the records reflecting the Interest of each Member of each class, if more than one class, shall make, at least ten (10) days before each meeting of Members, a complete list of the Members entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order with the address of and Percentage of Interest of each Member of each class, if more than one class, which list, for a period of ten (10) days prior to such meeting, shall be kept on file at the registered office of the Company and shall be subject to inspection by any Member at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any Member during the whole time of the meeting. The original records reflecting the Interest of each Member of each class, if more than one class, shall be prima-facie evidence as to the Members entitled to examine such list or records or to vote at any meeting of Members. Failure to comply with the requirements of this paragraph shall not affect the validity of any action taken at such meeting.

     (e) Unless otherwise provided in the Certificate of Formation, the holders of a majority of the Interests entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of Members.

     (f) The vote of the holders of a majority of the Interests entitled to vote at a meeting at which a quorum is present shall be the act of the Members' meeting, unless the vote of a greater number is required by law, the Certificate of Formation or this Agreement. The Members present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough Members to leave less than a quorum.

     (g) Each outstanding Interest shall be entitled to one vote on each matter submitted to a vote at a meeting of Members, except to the extent that the voting rights of the Interest of any class or classes are limited or denied by the Certificate of Formation or by law.

     (h) A Member may vote either in person or by proxy executed in writing by the Member or by his duly authorized attorney in fact. No proxy shall be valid after eleven (11) months from the date of its execution unless otherwise provided in the proxy. Each proxy shall be revocable unless the proxy form conspicuously states that the proxy is irrevocable and the proxy is coupled with an interest.

     (i) For the purpose of determining Members entitled to notice of or to vote at any meeting of Members or any adjournment thereof, or entitled to distribution or in order to make a determination of Members for any other proper purpose, the Managing Member may provide that the record books shall be closed for a stated period not exceeding sixty (60) days. If the record books shall be closed for the purpose of determining Members entitled to notice of or to vote at a meeting of Members, such books shall be closed for at least ten (10) days immediately preceding such meeting. In lieu of closing the record books, the Managing Member may fix in advance a date as the record date for any such determination of Members, such date in any case to be not more than sixty (60) days and in the case of a meeting of Members, not less than ten (10) days prior to the date on which the particular action requiring such determination of Members is to be taken. If the record books are not closed and no record date is fixed for the determination of Members entitled to notice of or to vote at a meeting of Members, or Members entitled to receive distribution, the date on which notice of the meeting is mailed or the date on which the resolution of the Managing Member declaring such distribution is adopted, as the case may be, shall be the record date for such determination of Members. When a determination of Members entitled to vote at any meeting of Members has been made as provided in this section, such determination shall apply to any adjournment thereof, except where the determination has been made through the closing of record books and the stated period of closing has expired.

     (j) Any action required by the laws of the State of New Hampshire to be taken at a meeting of the Members, or any action which may be taken at a meeting of the Members, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall have been signed by the holder or holders of all the Interests for each class, if more than one class, entitled to vote with respect to the action that is the subject matter of the consent, and such consent shall have the same force and effect as a unanimous vote of the Members. Every written consent pursuant to this Section shall be signed, dated and delivered in the manner required by, and shall become effective at the time and remain effective for the period specified by the laws of the State of New Hampshire. A telegram, telex, cablegram, or similar transmission by a Member, or a photographic, photostatic, facsimile or similar reproduction of a writing signed by a Member, shall be regarded as signed by the Member for purposes of this paragraph.

     Section 4.7 Limitations. No Member shall have the right or power to:

     (a) withdraw from the Company or withdraw any part of its contributions to the Company or its Capital Account except as a result of the winding up of the Company as provided in Article VII or as otherwise provided by nonwaivable provisions of law;

     (b) bring an action for partition of Company property;

     (c) cause the winding up of the Company, except as set forth in this Agreement;

     (d) demand or receive (i) interest on its contributions to the Company or its Capital Account or (ii) any property from the Company other than cash except as provided in Section 3.8; or

     (e) have priority over any other Member either as to the return of contributions to the Company or as to items of Company income, gain, loss, deduction and credit, or distributions.

     Section 4.8 Officers.

     (a) The officers of the Company shall be a President, one or more Vice Presidents as may be determined from time to time by the Managing Member (and in case of each such Vice President, with such descriptive title, if any, as the Managing Member shall deem appropriate), a Treasurer, and a Secretary. None of the officers need be a Member of the Company. Any two (2) or more offices may be held by the same person. Any or all offices of the Company may be left vacant.

     (b) The Managing Member shall appoint the officers of the Company to their positions at such time or times as it may deem appropriate, and each officer shall hold office at the pleasure of the Managing Member without the necessity of periodic reappointment. Any officer or agent may be removed at any time by the Managing Member with or without cause. The compensation, if any, of all officers of the Company shall be determined from time to time by the Managing Member.

     (c) The President shall be the chief executive officer of the Company and, subject to the provisions of this Agreement, shall have general supervision of the affairs of the Company and shall have general and active control of all of its business. The President shall preside when present at meetings of the Members. He shall have general authority to execute bonds, deeds and contracts in the name of the Company; to cause the employment or appointment of such employees and agents of the Company as the proper conduct of operations may require and to fix their compensation, subject to the provisions of this Agreement; to remove or suspend any employee or agent who shall have been employed or appointed under his authority or under authority of an officer subordinate to him; to suspend for cause, pending final action by the authority which shall have elected or appointed him, any officer subordinate to the President; and in general to exercise all the powers usually appertaining to the office of president of a company, except as otherwise provided by statute, the Certificate of Formation or this Agreement. In the event of the absence or disability of the President, his duties shall be performed and his powers may be exercise by the Vice Presidents in the order of their seniority, unless otherwise determined by the President or the Managing Member.

     (d) Each Vice President shall generally assist the President and shall have such powers and perform such duties and services as shall from time to time be prescribed or delegated to him by the President.

     (e) The Secretary shall see that notice is given of all meetings of the Members and shall keep and attest true records of all proceedings at all meetings thereof. He shall have authority to attest any and all instruments or writings executed by the Company. He shall keep and account for all books, documents, papers and records of the Company except those for which some other officer or agent is properly accountable. He shall generally perform all duties usually appertaining to the office of secretary of a company. In the event of the absence or disability of the Secretary, his duties shall be performed and his powers may be exercised as determined by the Secretary, the President or the Managing Member.

     (f) The Treasurer shall be the chief accounting and financial officer of the Company and shall have active control of and shall be responsible for all matters pertaining to the accounts and finances of the Company. He shall receive, audit and consolidate all operating and financial statements of the Company and its various departments; shall have supervision of the books of account of the Company, their arrangement and classification; shall supervise the accounting and auditing practices of the Company and shall have charge of all matters relating to taxation. The Treasurer shall have the care and custody of all monies, funds and securities of the Company; shall deposit or cause to be deposited all such funds in and with such depositories as the Managing Member shall from time to time direct or as shall be selected in accordance with procedures established by the Managing Member; shall advise upon all terms of credit granted by the Company; shall be responsible for the collection of all its accounts and shall cause to be kept full and accurate accounts of all receipts and disbursements of the Company. He shall have the power to endorse for deposit or collection or otherwise all checks, drafts, notes, bills of exchange and other commercial paper payable to the Company and to give proper receipts or discharges for all payments to the Company. The Treasurer shall generally perform all duties usually appertaining to the office of treasurer of a company. In the event of the absence or disability of the Treasurer, his duties shall be performed and his powers may be exercised as determined by the Treasurer, the President or the Managing Member.

     (g) In addition to the foregoing especially enumerated duties, services and powers, the officers of the Company shall perform such other duties and services and exercise such further powers as may be provided by statute, the Certificate of Formation or this Agreement, or as the Managing Member may from time to time determine or as may be assigned to them by any competent superior officer. The Managing Member also may revoke or modify the powers and duties of the officers, and may delegate authority to other Persons and revoke that delegation as it may deem appropriate.

     (h) The Managing Member also may appoint such other officers and assistant officers and agents as it shall from time to time deem necessary, who shall exercise such powers and perform such duties as shall be set forth in this Agreement or determined from time to time by the Managing Member.

     (i) Any officer may resign at any time. Such resignation shall be made in writing and shall take effect at the time specified therein, or, if no time be specified then at the time of its receipt by the President or Secretary. The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation.

                                    ARTICLE V
                                BOOKS AND RECORDS

     Section 5.1 Books and Records. The Managing Member shall keep complete and appropriate records and books of account of all transactions and other matters related to the Company's business. Except as otherwise expressly provided by this Agreement, such books and records shall be maintained in accordance with generally accepted accounting principles, consistently applied, and shall reflect the allocations provided in Section 3.6.

     Section 5.2 Access by Members. Subject to Section 5.3, all books and records of the Company shall be made available at the principal office of the Company and shall be open to the reasonable inspection and examination of the Members or their duly authorized representatives during normal business hours, and each Member has the right to inspect, and copy during normal business hours, those records, and to obtain from the Managing Member, promptly after becoming available, a copy of the Company's federal, state and local income tax or information returns for each year.

                                   ARTICLE VI
                             TRANSFERS OF INTERESTS

     Section 6.1 Permitted Transfers of Company Interest. A Member may sell, transfer, gift, assign, pledge or convey all or any part of its Interest at any time and from time to time during its life or upon its death without giving the other Members an option to purchase such Interest only if the transfer is to any Related Party (all of the foregoing being referred to herein as "Permitted

Transferees"), provided that the Permitted Transferees assume all of the obligations of the transferring Member under this Agreement. For purposes of this Article VI, the Initial Members shall be deemed to be Related Parties.

     Section  6.2 Option to  Purchase  Company  Interest.  Except as provided in
Section 6.1 above, a Member (the "Offering Member") may not sell all or part of its Interest (the "Offered Interest") without giving the Company and then the other Members the following option to purchase:

     (a) The Offering Member shall give the Company written notice of its intent to sell the Offered Interest. Such notice must be accompanied by a written agreement between the Offering Member and the party offering to purchase the Offered Interest which contains a description of the portion of the total Interest that the Offering Member intends to sell, the proposed sales price, and the proposed sales terms. The Company shall have the option to purchase all or any portion of the Offered Interest upon the same terms and conditions by giving the Offering Member written notice within thirty (30) calendar days after receipt of the notice referred to in this paragraph.

     (b) If the Company does not elect to exercise its option to purchase the Offered Interest pursuant to paragraph (a) above, the Offering Member must give all other Members written notice of its intent to transfer the Offered Interest. Such notice must be accompanied by a written agreement between the Offering Member and the party offering to purchase the Offered Interest which contains a description of the portion of the total Interest that the Offering Member intends to sell, the proposed sales price, and the proposed sales terms.

     (c) On the receipt of the Offering Member's notice, each other Member may buy a proportionate share of the Offered Interest based on such Member's Percentage. Each Member may exercise this option to purchase by giving the Offering Member written notice within thirty (30) calendar days after receipt of the notice referred to in the preceding paragraph.

     (d) If one or more of the other Members declines to buy its proportionate share of the Offered Interest, then that portion of the Offered Interest as to which no Member has exercised its option under the preceding paragraph will be offered wholly to each Member who exercised its option under the preceding paragraph. Each such Member may exercise its secondary option as to all or part of the remaining Offered Interest, by giving the offering Member written notice within thirty (30) calendar days after the expiration of the first thirty (30) day period. The Offering Member must honor all such notices pursuant to this paragraph (d) in full in the order received.

     (e) If the Company and/or the other Members do not agree to buy the entire Offered Interest, the Offering Member may complete the intended sale and neither the Company nor any other Member may purchase any of the Offered Interest. If the sale is completed, the transferee shall be an assignee of the Offering Member's interest upon the payment of a reasonable fee to the Company to cover costs of preparing, executing and recording all pertinent documents. A transferee who has become an assignee shall have the right to become a substitute Member only upon the consent of the Required Members.

     Section 6.3 Other Disposition. Any Member (the "offering Member") who desires to sell, assign, transfer or otherwise dispose of all or any part of his Membership Interests, other than in accordance with Sections 6.1 and 6.2 of this Agreement, may offer to sell all (but not less than all) of his Interest, to the other Members (the "non-offering Members") at any time during the term of this Agreement. The offer to sell shall be in writing and at such price and on such terms as the offering Member desires, provided that such price shall be set forth as a price per Unit. The non-offering Members shall have 30 days from the receipt of the offering Member's offer to sell (the "Offer") to either (i) accept the Offer or (ii) reject the Offer and elect to require the offering
Member to purchase all (but not less than all) of the non-offering Members' Interest the same price and upon the same terms as set forth in the Offer. If the non-offering Members accept the Offer, the non-offering Members shall purchase all (but not less than all) of the offering Member's Interest upon the terms set forth in the Offer within 30 days after the offering Member receives written acceptance of the Offer from the non-offering Members, in proportion to their respective ownership interests. If the non-offering Members rejects the Offer and elects to require the offering Member to purchase the non-offering Member's Interest, the offering Member shall purchase all (but not less than all) of the non-offering Members' Interest at the same proportionate price per Unit and upon the same terms set forth in the Offer within 30 days after the offering Member receives written rejection of the Offer and notice of the non-offering Member's election to require the offering Member to purchase the non-offering Member's Interest. Failure of the non-offering Members to respond to the Offer within the period provided for above shall be deemed to be an acceptance of the Offer. Rejection of the Offer shall be deemed to be an election by the non-offering Members to require the offering Member to purchase the non-offering Members' Interest as herein above provided.

     Section 6.4 Drag-Along Rights.

     (a) If at any time the holders of more than fifty percent (50%) of the Interests (the "Receiving Members") have received a bona fide written cash offer from an unaffiliated purchaser or group of unaffiliated purchasers (the "Offer")
(x) to purchase all of the Interests or (y) to purchase all or substantially all of the Company's assets (other than by way of any merger, consolidation or similar transaction), the Receiving Members shall have the right to (i) in the case of a transaction described in the immediately preceding clause (x), require each holder of Interests to make an election to either sell all of its Interests to such unaffiliated purchaser or group of purchasers on the same terms and conditions applicable to, and for the same purchase price payable to, the Receiving Members, or reject the proposal, and (ii) in the case of a transaction described in the immediately preceding clause (y), require each holder of Interests to make an election to either approve and cause the Company to consummate such transaction or reject the proposal.

     (b) If the Receiving Members desire to enter into any transaction, or series of related transactions, involving the sale of all or substantially all of the Company's assets or the sale of all Interests in a transaction described in paragraph (a) of this Section 6.4, then the Receiving Members may, but shall not be obligated to, give to all other Members (the "Electing Members") a notice describing in detail all of the terms and conditions of the Offer (including a copy of the Offer) and stating that such notice is being delivered pursuant to this Section 6.4 (the "Election Notice").

     (c) Within thirty (30) days after the last date on which each Electing Member has received an Election Notice (the "Election Period"), each Electing Member shall deliver to the Receiving Members its written election to either accept the Offer or reject the Offer. Failure to deliver an election within the

Election Period shall be deemed to be a rejection of the Offer. If an Electing Member rejects the offer (a "Rejecting Member"), such Rejecting Member shall then be obligated to purchase (upon the equivalent terms and conditions as set forth in the Offer) the Interests of the Receiving Members and any Electing Member who has elected to accept the Offer for cash at a purchase price equal to one hundred percent (100%) of the cash purchase price stated in the Offer, multiplied by the Percentage of each such Receiving Member and Electing Member that has accepted the Offer. If there shall be more than one Rejecting Member, the obligation to purchase the Interests of the Receiving Member and the Electing Members who have accepted the Offer shall be borne pro rata among the Rejecting Members.

     (d) If one or more Rejecting Members are required to purchase Interests pursuant to this Section 6.4, then the closing shall be held on the date established by the Receiving Members, which closing date shall be within sixty
(60)  days but not less than  twenty  (20)  days  after the end of the  Election
Period.

     Section 6.5 Bankruptcy of Member. If a Member files a petition in bankruptcy, the Company, and if it declines, the other Members, shall have the option to purchase the bankrupt Member's Interest. The purchase price, terms and methodology of such purchase shall be determined in the same manner as described in Section 6.4 for the purchase of an Interest upon the death of a Member.

     Section 6.6 Void Assignments. Any purported sale, transfer, assignment, hypothecation, pledge or other disposition or encumbrance by a Member of all or any part of any Interest not made strictly in accordance with the provisions of this Article VI or otherwise permitted by this Agreement shall be entirely null and void, and of no force or effect.

                                   ARTICLE VII
                                   WINDING UP

     Section 7.1 Events Requiring Winding Up. The Company shall be wound up only on the first to occur of any one or more of the following:

     (a) written consent of the Required Members;

     (b) at such time as there is no Member remaining;

     (c) entry of a judicial order to wind up the Company; or

     (d) on notice from any Member to the other Members on or after the 90th day following the Managing Member's ceasing to be a Member, unless a new Managing Member has been appointed as provided in Section 4.1(e).

     Section 7.2 Winding Up Affairs and Distribution of Assets.

     (a) If an event requiring the winding up of the Company occurs, the Managing Member or, if there is no Managing Member, a Person designated for this purpose by written consent of Members owning more than 50% of the outstanding Percentages owned by Members (the Managing Member, or the Person so designated being called the "Liquidating Agent"), as soon as practicable shall wind up the affairs of the Company and sell and/or distribute the assets of the Company. The Liquidating Agent shall have all of the rights and powers with respect to the assets and liabilities of the Company in connection with the liquidation and termination of the Company that the Managing Member would have with respect to the assets and liabilities of the Company during the term of the Company, and the Liquidating Agent is expressly authorized and empowered to execute any and all documents necessary or desirable to effectuate the liquidation and termination of the Company and the transfer of any assets. The Liquidating Agent shall apply and distribute the proceeds of the sale or liquidation of the assets and property of the Company in the following order of priority, unless otherwise required by nonwaivable provisions of applicable law:

          (i) to pay (or to make provision for the payment of) all creditors of the Company (including Members who are creditors of the Company), in the order of priority provided by law or otherwise, in satisfaction of all debts, liabilities or obligations of the Company due its creditors;

          (ii) after the payment (or the provision for payment) of all debts, liabilities and obligations of the Company in accordance with clause (i) above, any balance remaining shall be distributed to the Members having positive Capital Accounts in relative proportion to those Capital Accounts.

     (b) The Liquidating Agent shall have sole discretion to determine whether to liquidate all or any portion of the assets and property of the Company and the consideration to be received for that property.

     (c) Except as required by nonwaivable provisions of the laws of the State of New Hampshire, no Member shall have any obligation at any time to contribute any funds to replenish any negative balance in its Capital Account.

     Section 7.3 Termination. On compliance with the distribution plan described in Section 7.2(a), the Liquidating Agent shall execute, acknowledge and cause to be filed a certificate of termination, at which time the Company shall cease to exist as a limited liability company.

                                  ARTICLE VIII
                                  MISCELLANEOUS

     Section 8.1 Notices. Any notice to be given under this Agreement must be in writing and delivered personally (including by courier), electronically, by facsimile transmission, or by express, certified or registered mail (a) if to the Company, to the Managing Member, and (b) if to a Member, at its address set forth on Exhibit A or, in the case of a Member subsequently admitted, in the instrument in which it agreed to be bound by this Agreement, or in either case at such other address as that Member may designate by notice to the other Members. A notice is deemed given on receipt at the address so provided. Whenever by statute or the Certificate of Formation or this Agreement, notice is required to be given to any Member, a waiver thereof in writing signed by the person or person entitled to such notice, whether before or after the time stated in such notice, shall be equivalent to the giving of such notice.

     Section  8.2  Entire  Agreement.   This  Agreement   supersedes  all  prior
agreements and understandings among the Members with respect to the Company.

     Section 8.3 Amendments. This Agreement may be modified only on the written consent of the Required Members; provided, however, that an amendment adversely affecting a Member's distributions, allocations, obligation to make contributions to the Company or rights to consent or approve is effective against that Member only if that Member agrees in writing.

     Section 8.4 Waivers. A waiver of any breach of any of the terms of this Agreement shall be effective only if in writing and signed by the Member against whom such waiver or breach is claimed. No waiver of any breach shall be deemed a waiver of any other subsequent breach.

     Section 8.5 Severability. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired, unless that provision was fundamental to the objectives of this Agreement.

     Section 8.6 Further Assurances. Each Member shall execute such deeds, assignments, endorsements and other instruments and documents and shall give such further assurance as shall be reasonably necessary to perform its obligations under this Agreement.

     Section 8.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

     Section 8.8 Power of Attorney. Each Member constitutes and appoints the Managing Member its true and lawful attorney with full power of substitution to make, execute, sign, acknowledge and file all certificates and instruments necessary to form or qualify, or continue the existence or qualification of, the Company in any jurisdiction or before any governmental authority. This grant of a power of attorney is coupled with an interest and shall survive a Member's disability, incompetence, death or assignment by such Member of its Interest pursuant to this Agreement.

     Section 8.9 Successors and Assigns. Except as expressly provided to the contrary in this Agreement, this Agreement shall be binding on and inure to the benefit of the Members and their respective successors and permitted assigns.

     Section 8.10 Counterparts. This Agreement may be executed in any number of counterparts or with counterpart signature pages, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

Executed as of the ___ day of March, 2007.


        Address                                 Member Name
        -------                                 -----------
        P.O. Box 5562
        Midland, Texas 79704                    /s/ Dale A. Brown
                                                --------------------------------
                                                Dale A. Brown

        P.O. Box 5562
        Midland, Texas 79704                    /s/ Cary D. Brown
                                                --------------------------------
                                                Cary D. Brown


        P.O. Box 7515                           McGraw Brothers Investments
        Midland, Texas 79708
                                                By: /s/ Kyle A. McGraw
                                                   -----------------------------
                                                   Kyle A. McGraw,
                                                   Managing General Partner


        303 W. Wall, Suite 2300                 Amen Properties, Inc.
        Midland, Texas 79701
                                                By: /s/ Jon Morgan
                                                   -----------------------------
                                                   Jon Morgan, President

        P.O. Box 10217
        Midland, Texas 79702                    By: /s/ Kyle Stallings
                                                    ----------------------------
                                                    Kyle Stallings

        303 W. Wall, Suite 2300
        Midland, Texas 79701                    By: /s/ John Norwood
                                                    ----------------------------
                                                    John Norwood

        303 W. Wall, Suite 2300
        Midland, Texas 79701                    By: /s/ Jon Morgan
                                                   -----------------------------
                                                   Jon Morgan

        P.O. Box 10886                          S.E.S. Investments, Ltd.
        Midland, Texas 79702                    By: S.E.S. Management, LLC

                                                By: /s/ Wes Perry
                                                   -----------------------------
                                                   Wes Perry, President

        303 W. Wall, Suite 2300
        Midland, Texas 79701                    /s/ Herman C. Walker, III
                                                --------------------------------
                                                Herman C. Walker, III
                                                Eric D. Boyt Pension Plan

        303 W. Wall, Suite 2300
        Midland, Texas 79701                    By: /s/ Eric D. Boyt
                                                   -----------------------------
                                                   Eric D. Boyt, Trustee

        P.O. Box 520
        Livingston, TN 38570                    /s/ Millard V. Oakley
                                                --------------------------------
                                                Millard V. Oakley

        P.O. Box 5147                           Universal Guaranty Life
        Springfield, IL 62705                   Insurance Company

                                                By: /s/ Doug Ditto
                                                   -----------------------------
                                                   Doug Ditto, Assistant V.P.

                                   EXHIBIT "A"

                         NAMES, PERCENTAGES AND CAPITAL
                CONTRIBUTIONS OF INITIAL MEMBERS and NEW MEMBERS

Name                                    Percentage               Capital Contribution
==========================================================================================
Dale A. Brown                            1.0281%                   See Exhibit A-1
------------------------------------------------------------------------------------------
Cary D. Brown                            1.0281%                   See Exhibit A-1
------------------------------------------------------------------------------------------
McGraw Brothers Investments              2.0562%                   See Exhibit A-1
------------------------------------------------------------------------------------------
Amen Properties, Inc.                    17.8045%                  See Exhibit A-1
------------------------------------------------------------------------------------------
Kyle Stallings                           1.9828%                   See Exhibit A-1
------------------------------------------------------------------------------------------
Jon Morgan                               0.9572%                   See Exhibit A-1
------------------------------------------------------------------------------------------
Jon Norwood                              0.9572%                   See Exhibit A-1
------------------------------------------------------------------------------------------
Herman C. Walker, III                    0.0354%                   See Exhibit A-1
------------------------------------------------------------------------------------------
Eric D. Boyt Pension Plan                0.0354%                   See Exhibit A-1
------------------------------------------------------------------------------------------
S.E.S. Investments, Ltd                  9.8820%                   See Exhibit A-1
------------------------------------------------------------------------------------------
Millard V. Oakley                        21.4110%                  See Exhibit A-1
------------------------------------------------------------------------------------------
Universal Guaranty Life                  42.8220%                  See Exhibit A-1
 Insurance Company
==========================================================================================
            Total                       100.0000 %                 See Exhibit A-1
------------------------------------------------------------------------------------------

                                  EXHIBIT "A-1"
                                     CAPITAL
                            CONTRIBUTIONS OF MEMBERS

Name                       Property Contributed     New Cash Contributed      Total Agreed Value
====================================================================================================
NEW MEMBERS
====================================================================================================
Dale A. Brown              Undivided 1.0404% in
                          properties described on
                                 Exhibit B            $             27,629     $            152,477
----------------------------------------------------------------------------------------------------
Cary D. Brown              Undivided 1.0404% in
                          properties described on
                                 Exhibit B            $             27,629     $            152,477
----------------------------------------------------------------------------------------------------
McGraw Brothers            Undivided 2.0808% in
 Investments              properties described on
                                 Exhibit B            $             55,258     $            304,954
----------------------------------------------------------------------------------------------------
Amen Properties, Inc.     Undivided 18.0172% in
                          properties described on
                                 Exhibit B            $            478,461     $          2,640,513
----------------------------------------------------------------------------------------------------
Kyle Stallings             Undivided 2.0065% in
                          properties described on
                                 Exhibit B            $             53,285     $            294,065
----------------------------------------------------------------------------------------------------
Jon Morgan                 Undivided 0.4074% in
                          properties described on
                                 Exhibit B
                         Undivided 47% Interest in
                               Metro Building         $             10,819     $            141,957
----------------------------------------------------------------------------------------------------
Jon Norwood                Undivided 0.4074% in
                          properties described on
                                 Exhibit B
                         Undivided 47% interest in
                               Metro Building         $             10,819     $            141,957
----------------------------------------------------------------------------------------------------
Herman C. Walker, III    Undivided 3% interest in
                               Metro Building         $                  0     $              5,250
----------------------------------------------------------------------------------------------------
Eric D. Boyt              Undivided 3% in Metro
Pension Plan                      Building            $                  0     $              5,250
----------------------------------------------------------------------------------------------------
S.E.S. Investments, Ltd   Undivided 10.0000% in
                          properties described on
                             Exhibit B 10.0000%       $            265,560     $          1,465,560
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
INITIAL MEMBERS
----------------------------------------------------------------------------------------------------
Millard V. Oakley           Cash and existing
                                 properties           $                  0     $          3,175,379
----------------------------------------------------------------------------------------------------
Universal Guaranty Life     Cash and existing
 Insurance Company               properties           $                  0     $          6,350,758
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
          Total                                       $            929,459     $         14,830,596
----------------------------------------------------------------------------------------------------

                                   Exhibit "B"

The following described property, including all related personal property, leases, accounts, and deposits:

          (a) The Bank of America Building, located at 303 W. Wall, Midland, Texas;

          (b) The Century Plaza Building, located at 310 W. Wall, Midland, Texas; and

          (c) The Bank of America Parking Lot, located at 400 N. Loraine, Midland, Texas.